EXHIBIT 4.2

Number                              Cusip No.                             Shares


               SERIES B __% CUMULATIVE REDEEMABLE PREFERRED SHARES

TRANSFER OF THE SHARES IS SUBJECT TO THE RESTRICTIONS SPECIFIED IN THE CERTIFICATE OF AMENDMENT CREATING AND ESTABLISHING THE SHARES FILED WITH THE SECRETARY OF STATE OF THE STATE OF CONNECTICUT AND IN EACH PURCHASER'S LETTER, A COPY OF WHICH IS FILED WITH THE SECRETARY OF THE CORPORATION AND ITS TRANSFER
AGENT AND MAY BE  EXAMINED  AT THE  OFFICE OF THE  CORPORATION  OR ITS  TRANSFER
AGENT.

                      WEBSTER PREFERRED CAPITAL CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT

THIS CERTIFIES THAT


is registered as the holder of ______ fully paid and non-assessable registered shares of Series B __% Cumulative Redeemable Preferred Shares, par value $1.00 per share (the "Shares") of Webster Preferred Capital Corporation (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of the duly authorized officers of the Corporation.

Dated:



COUNTERSIGNED AND REGISTERED
THE BANK OF NEW YORK, TRANSFER AGENT AND REGISTRAR                     PRESIDENT



By:______________________________________________
    Authorized Signatory                                               SECRETARY

                      WEBSTER PREFERRED CAPITAL CORPORATION

The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation or its Transfer Agent.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT--.......Custodian.......
                                                     (Cust)       (Minor)
TEN ENT--as tenants by the entireties
                                                   under Uniform Gifts to Minors
JT TEN   --as joint tenants with right of  Act..................................
           survivorship and not as tenants                 (State)
           in common

    Additional abbreviations may also be used though not in the above list.

     For value  received,________________________________________  hereby  sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
       -------------------------
       |                       |
       |
       |                       |
       -------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


                     -----------------------------------------------------------
                       Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.